Exhibit 32.1

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

In connection with the Quarterly Report of Duke Realty Corporation (the “Company”) on Form 10-Q for the quarter ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis D. Oklak, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § Section 1350, as adopted pursuant to § Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis D. Oklak
Dennis D. Oklak
Chief Executive Officer
Date: November 9, 2004

A signed original of this written statement required by Section 906 has been provided to Matthew A. Cohoat, Executive Vice President and Chief Financial Officer, and will be retained by Mr. Cohoat and furnished to the Securities and Exchange Commission upon request.